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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) 03/23/2001

                             Heritage Commerce Corp
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             (Exact name of registrant as specified in its charter)

             CA                                00-23877                    77-0469558
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(State of other jurisdiction of            (Commission File                  (IRS Employer
         incorporation)                        Number)                     Identification No.)

150 Almaden Blvd., San Jose, CA                                                                    95113
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(Address of principal executive offices)                                                         (Zip Code)

Registrant's telephone number, including area code   (408) 947-6900

                                None
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      (Former name or former address, if changed since last report.)

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Item 5. Other Events.


                                  HERITAGE BANK
                            SOUTH VALLEY TO OPEN NEW
                             BRANCH OFFICE IN GILROY

Heritage Bank South Valley announced today, it has received regulatory approval to open a new branch office located at Town Center Plaza, 737 First Street in Gilroy. The office, expected to open for business in early May, will be managed by long-time Gilroy banker, Bruce Williams, Vice President/Business Development Officer.

The Gilroy office will be a full service branch of Heritage Bank South Valley, an independent community business bank headquartered in the Cochrane Business Ranch, 18625 Sutter Boulevard in Morgan Hill. The Bank offers a complete line of custom business and personal banking services and products to meet the specific needs of its clients.

"We are excited to be able to bring the Heritage brand of relationship banking to Gilroy," said Larry Koch, President and CEO. "This is great opportunity for us to extend our reach into the South Valley community," he continued.

Heritage Bank South Valley is a subsidiary bank of Heritage Commerce Corp, a bank holding company established in February 1998. Heritage Commerce Corp is also the parent company of three other independent community banks: Heritage Bank of Commerce, headquartered in San Jose with SBA Loan Production Offices in San Jose, Fresno, Pittsburg, Santa Cruz, Elk Grove and Watsonville; Heritage Bank East Bay, headquartered in the city of Fremont with an office in Danville; and Bank of Los Altos, with two branches in Los Altos and an office in Mountain View. Heritage Commerce Corp's common stock is listed on the NASDAQ National Market under the symbol "HTBK".

                      FORWARD LOOKING STATEMENT DISCLAIMER

This release may contain forward-looking statements that are subject to risks and uncertainties. Such risks and uncertainties may include but are not necessarily limited to fluctuations in interest rates, inflation, government regulations and general economic conditions, and competition within the business areas in which the Company is conducting its operations, including the real estate market in California and other factors beyond the Company's control. Such risks and uncertainties could cause results for subsequent interim periods or for the entire year to differ materially from those indicated. For a discussion of factors, which could cause results to differ, please see the Company's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.


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                                   SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 26, 2001          HERITAGE COMMERCE CORP

                                By: /s/ Lawrence D. McGovern
                                   --------------------------------
                                   Lawrence D. McGovern
                                   Chief Financial Officer/Executive
                                   Vice President